                                                        Exhibit (q)

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:


REGISTRANT                                1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                       33-23512                   811-5629
ING Equity Trust                          333-56881                  811-8817
ING Funds Trust                           333-59745                  811-8895
ING Investment Funds, Inc.                002-34552                  811-1939
ING Mayflower Trust                       33-67852                   811-7978
ING Mutual Funds                          33-56094                   811-7428
ING Variable Insurance Trust              333-83071                  811-9477
ING Variable Products Trust               33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                   811-8250
ING VP Natural Resources Trust            33-26116                   811-5710
USLICO Series Fund                        33-20957                   811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)         811-5410
                                          333-61831 ($25 mil)        811-5410
ING Senior Income Fund                    333-54910                  811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/ Roger B.Vincent
----------------------------------
Roger B.Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                   1933 ACT SEC FILING #                     1940 ACT SEC FILING #
ING Investors Trust                          33-23512                                  811-5629
ING Equity Trust                             333-56881                                 811-8817
ING Funds Trust                              333-59745                                 811-8895
ING Investment Funds, Inc.                   002-34552                                 811-1939
ING Mayflower Trust                          33-67852                                  811-7978
ING Mutual Funds                             33-56094                                  811-7428
ING Variable Insurance Trust                 333-83071                                 811-9477
ING Variable Products Trust                  33-73140                                  811-8220
ING VP Emerging Markets Fund, Inc.           33-73520                                  811-8250
ING VP Natural Resources Trust               33-26116                                  811-5710
USLICO Series Fund                           33-20957                                  811-05451
ING Prime Rate Trust                         333-68239 ($5 mil)                        811-5410
                                             333-61831 ($25 mil)                       811-5410
ING Senior Income Fund                       333-54910                                 811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/ Paul S. Doherty
---------------------------------
Paul S. Doherty, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                  1933 ACT SEC FILING #             1940 ACT SEC FILING #
ING Investors Trust                         33-23512                          811-5629
ING Equity Trust                            333-56881                         811-8817
ING Funds Trust                             333-59745                         811-8895
ING Investment Funds, Inc.                  002-34552                         811-1939
ING Mayflower Trust                         33-67852                          811-7978
ING Mutual Funds                            33-56094                          811-7428
ING Variable Insurance Trust                333-83071                         811-9477
ING Variable Products Trust                 33-73140                          811-8220
ING VP Emerging Markets Fund, Inc.          33-73520                          811-8250
ING VP Natural Resources Trust              33-26116                          811-5710
USLICO Series Fund                          33-20957                          811-05451
ING Prime Rate Trust                        333-68239 ($5 MIL)                811-5410
                                            333-61831 ($25 MIL)               811-5410
ING Senior Income Fund                      333-54910                         811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

Walter H. May
------------------------------
Walter H. May, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                    1933 ACT SEC FILING #                      1940 ACT SEC FILING #
ING Investors Trust                           33-23512                                   811-5629
ING Equity Trust                              333-56881                                  811-8817
ING Funds Trust                               333-59745                                  811-8895
ING Investment Funds, Inc.                    002-34552                                  811-1939
ING Mayflower Trust                           33-67852                                   811-7978
ING Mutual Funds                              33-56094                                   811-7428
ING Variable Insurance Trust                  333-83071                                  811-9477
ING Variable Products Trust                   33-73140                                   811-8220
ING VP Emerging Markets Fund, Inc.            33-73520                                   811-8250
ING VP Natural Resources Trust                33-26116                                   811-5710
USLICO Series Fund                            33-20957                                   811-05451
ING Prime Rate Trust                          333-68239 ($5 mil)                         811-5410
                                              333-61831 ($25 mil)                        811-5410
ING Senior Income Fund                        333-54910                                  811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

R. Barbara Gitenstein
------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                     1933 ACT SEC FILING #                     1940 ACT SEC FILING #
ING Investors Trust                            33-23512                                  811-5629
ING Equity Trust                               333-56881                                 811-8817
ING Funds Trust                                333-59745                                 811-8895
ING Investment Funds, Inc.                     002-34552                                 811-1939
ING Mayflower Trust                            33-67852                                  811-7978
ING Mutual Funds                               33-56094                                  811-7428
ING Variable Insurance Trust                   333-83071                                 811-9477
ING Variable Products Trust                    33-73140                                  811-8220
ING VP Emerging Markets Fund, Inc.             33-73520                                  811-8250
ING VP Natural Resources Trust                 33-26116                                  811-5710
USLICO Series Fund                             33-20957                                  811-05451
ING Prime Rate Trust                           333-68239 ($5 mil)                        811-5410
                                               333-61831 ($25 mil)                       811-5410
ING Senior Income Fund                         333-54910                                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ J. Michael Earley
---------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffiey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                        1933 ACT SEC FILING #                      1940 ACT SEC FILING #
ING Investors Trust                               33-23512                                   811-5629
ING Equity Trust                                  333-56881                                  811-8817
ING Funds Trust                                   333-59745                                  811-8895
ING Investment Funds, Inc.                        002-34552                                  811-1939
ING Mayflower Trust                               33-67852                                   811-7978
ING Mutual Funds                                  33-56094                                   811-7428
ING Variable Insurance Trust                      333-83071                                  811-9477
ING Variable Products Trust                       33-73140                                   811-8220
ING VP Emerging Markets Fund, Inc.                33-73520                                   811-8250
ING VP Natural Resources Trust                    33-26116                                   811-5710
USLICO Series Fund                                33-20957                                   811-05451
ING PRIME Rate Trust                              333-68239 ($5 mil)                         811-5410
                                                  333-61831 ($25 mil)                        811-5410
ING Senior Income Fund                            333-54910                                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.


/s/ Thomas J. McInerney
---------------------------
Thomas J. McInerney,Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffiey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                    1933 ACT SEC FILING #                      1940 ACT SEC FILING #
ING Investors Trust                           33-23512                                   811-5629
ING Equity Trust                              333-56881                                  811-8817
ING Funds Trust                               333-59745                                  811-8895
ING Investment Funds, Inc.                    002-34552                                  811-1939
ING Mayflower Trust                           33-67852                                   811-7978
ING Mutual Funds                              33-56094                                   811-7428
ING Variable Insurance Trust                  333-83071                                  811-9477
ING Variable Products Trust                   33-73140                                   811-8220
ING VP Emerging Markets Fund, Inc.            33-73520                                   811-8250
ING VP Natural Resources Trust                33-26116                                   811-5710
USLICO Series Fund                            33-20957                                   811-05451
ING Prime Rate Trust                          333-68239 ($5 mil)                         811-5410
                                              333-61831 ($25 mil)                        811-5410
ING Senior Income Fund                        333-54910                                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.


/s/ Jack Patten
---------------------------
Jack Patten, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                     1933 ACT SEC FILING #                       1940 ACT SEC FILING #
ING Investors Trust                            33-23512                                    811-5629
ING Equity Trust                               333-56881                                   811-8817
ING Funds Trust                                333-59745                                   811-8895
ING Investment Funds, Inc.                     002-34552                                   811-1939
ING Mayflower Trust                            33-67852                                    811-7978
ING Mutual Funds                               33-56094                                    811-7428
ING Variable Insurance Trust                   333-83071                                   811-9477
ING Variable Products Trust                    33-73 140                                   811-8220
ING VP Emerging Markets Fund, Inc.             33-73520                                    811-8250
ING VP Natural Resources Trust                 33-26116                                    811-5710
USLICO Series Fund                             33-20957                                    811-05451
ING Prime Rate Trust                           333-68239 ($5 mil)                          811-5410
                                               333-61831 ($25 mil)                         811-5410
ING Senior Income Fund                         333-54910                                   811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ David W.C. Putnam
---------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffiey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                    1933 ACT SEC FILING #             1940 ACT SEC FILING #
ING Investors Trust                           33-23512                          811-5629
ING Equity Trust                              333-56881                         811-8817
ING Funds Trust                               333-59745                         811-8895
ING Investment Funds, Inc.                    002-34552                         811-1939
ING Mayflower Trust                           33-67852                          811-7978
ING Mutual Funds                              33-56094                          811-7428
ING Variable Insurance Trust                  333-83071                         811-9477
ING Variable Products Trust                   33-73140                          811-8220
ING VP Emerging Markets Fund, Inc.            33-73520                          811-8250
ING VP Natural Resources Trust                33-26116                          811-5710
USLICO Series Fund                            33-20957                          811-05451
ING Prime Rate Trust                          333-68239 ($5 mil)                811-5410
                                              333-61831 ($25 mil)               811-5410
ING Senior Income Fund                        333-54910                         811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.


/s/ Blaine E. Rieke
--------------------------------
Blaine E. Rieke, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                       1933 Act SEC Filing #                     1940 Act SEC Filing #
ING Investors Trust                              33-23512                                  811-5629
ING Equity Trust                                 333-56881                                 811-8817
ING Funds Trust                                  333-59745                                 811-8895
ING Investment Funds, Inc.                       002-34552                                 811-1939
ING Mayflower Trust                              33-67852                                  811-7978
ING Mutual Funds                                 33-56094                                  811-7428
ING Variable Insurance Trust                     333-83071                                 811-9477
ING Variable Products Trust                      33-73140                                  811-8220
ING VP Emerging Markets Fund, Inc.               33-73520                                  811-8250
ING VP Natural Resources Trust                   33-26116                                  811-5710
USLICO Series Fund                               33-20957                                  811-05451
ING Prime Rate Trust                             333-68239 ($5 MIL)                        811-5410
                                                 333-61831 ($25 MIL)                       811-5410
ING Senior Income Fund                           333-54910                                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ John G.Turner
------------------------------------------
John G.Turner, Chairman and Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                 1933 ACT SEC FILING #                1940 ACT SEC FILING #
ING Investors Trust                        33-23512                             811-5629
ING Equity Trust                           333-56881                            811-8817
ING Funds Trust                            333-59745                            811-8895
ING Investment Funds, Inc.                 002-34552                            811-1939
ING Mayflower Trust                        33-67852                             811-7978
ING Mutual Funds                           33-56094                             811-7428
ING Variable Insurance Trust               333-83071                            811-9477
ING Variable Products Trust                33-73140                             811-8220
ING VP Emerging Markets Fund, Inc.         33-73520                             811-8250
ING VP Natural Resources Trust             33-26116                             811-5710
USLICO Series Fund                         33-20957                             811-05451
ING Prime Rate Trust                       333-68239 ($5 mil)                   811-5410
                                           333-61831 ($25 mil)                  811-5410
ING Senior Income Fund                     333-54910                            811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Richard A. Wedemeyer
--------------------------------------
Richard A. Wedemeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                      1933 ACT SEC FILING #                     1940 ACT SEC FILING #
ING Investors Trust                             33-23512                                  811-5629
ING Equity Trust                                333-56881                                 811-8817
ING Funds Trust                                 333-59745                                 811-8895
ING Investment Funds, Inc.                      002-34552                                 811-1939
ING Mayflower Trust                             33-67852                                  811-7978
ING Mutual Funds                                33-56094                                  811-7428
ING Variable Insurance Trust                    333-83071                                 811-9477
ING Variable Products Trust                     33-73140                                  811-8220
ING VP Emerging Markets Fund, Inc.              33-73520                                  811-8250
ING VP Natural Resources Trust                  33-26116                                  811-5710
USLICO Series Fund                              33-20957                                  811-05451
ING Prime Rate Trust                            333-68239 ($5 mil)                        811-5410
                                                333-61831 ($25 mil)                       811-5410
ING Senior Income Fund                          333-54910                                 811-10223



I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Michael J. Roland
---------------------
Michael J. Roland

      Executive Vice President and Chief Financial Officer
            ING Investors Trust
      Executive Vice President, Principal Financial Officer and Assistant Secretary
            ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety, and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                           1933 ACT SEC FILING #                  1940 ACT SEC FILING #
ING Investors Trust                                  33-23512                               811-5629
ING Equity Trust                                     333-56881                              811-8817
ING Funds Trust                                      333-59745                              811-8895
ING Investment Funds, Inc.                           002-34552                              811-1939
ING Mayflower Trust                                  33-67852                               811-7978
ING Mutual Funds                                     33-56094                               811-7428
ING Variable Insurance Trust                         333-83071                              811-9477
ING Variable Products Trust                          33-73140                               811-8220
ING VP Emerging Markets Fund, Inc.                   33-73520                               811-8250
ING VP Natural Resources Trust                       33-26116                               811-5710
USLICO Series Fund                                   33-20957                               811-05451
ING Prime Rate Trust                                 333-68239 ($5 mil)                     811-5410
                                                     333-61831 ($25 mil)                    811-5410
ING Senior Income Fund                               333-54910                              811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ James M. Hennessy
---------------------
James M. Hennessy

      President and Chief Executive Officer
            ING Investors Trust
      President, Chief Executive Officer and Chief Operating Officer
            ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.